EXHIBIT 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of July 31, 2017 (the “Amendment Closing Date”) is entered into among SHILOH INDUSTRIES, INC., a Delaware corporation (the “Company”), SHILOH HOLDINGS NETHERLANDS B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands (the “Dutch Borrower” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, Dutch Swing Line Lender and L/C Issuer.
RECITALS
WHEREAS, the Company, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of October 25, 2013 (as amended by that certain First Amendment to Credit Agreement dated as of December 30, 2013, that certain Second Amendment to Credit Agreement dated as of June 26, 2014, that certain Third Amendment to Credit Agreement dated as of September 29, 2014, that certain Fourth Amendment to Credit Agreement dated as of April 29, 2015, that certain Fifth Amendment to Credit Agreement dated as of October 30, 2015, that certain Sixth Amendment to Credit Agreement dated as of October 28, 2016 and as otherwise amended, supplemented or modified, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that the Lenders and the L/C Issuer make certain amendments and modifications to the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
2.    Amendments. The Credit Agreement is hereby amended as follows:
(a)    The following definition of “Adient” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Adient” means Adient Limited, a private limited company organized under the laws of England and Wales.

(b)    The following definition of “Adient Supplier Financing Program” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Adient Supplier Financing Program” means the Adient supplier financing program, whereby the Company or a Subsidiary may sell all or a portion of its accounts receivable owing from Adient (or a Subsidiary or Affiliate of Adient) to a third party financial institution on terms comparable to other vendors of Adient participating in such supplier financing program.

(c)    The definition of “Consolidated Capital Expenditures” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Consolidated Capital Expenditures” means, for any period, for the Company and its Subsidiaries on a consolidated basis, all Capital Expenditures; provided, that, “Consolidated Capital

Expenditures” for any period shall exclude Capital Expenditures, in an aggregate amount not to exceed $7,500,000, expended by the Company or any of its Subsidiaries in connection with the manufacturing and construction of the Sanji Equipment.
(d)    Clause (f) in the definition of “Disposition” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
(f) any sale of accounts receivable (i) owed by JCI, Yanfeng Global Interior Limited, Adient Limited (or any Subsidiary or Affiliate of JCI, Yanfeng or Adient) pursuant to their respective Supplier Financing Programs, (ii) owed by Nissan (or any Subsidiary or Affiliate of Nissan) pursuant to the Nissan Supplier Financing Program, (iii) owed to Shiloh Industries AB, formerly Finnveden Metal Structures AB (or any Subsidiary or Affiliate of Shiloh Industries AB) pursuant to the Swedish Securitization Transaction or (iv) owed by Faurecia (or any Subsidiary or Affiliate of Faurecia) pursuant to the Faurecia Supplier Financing Program, so long as in the case of (i), (ii), (iii) and (iv), there is no credit recourse to the Company or any Subsidiary with respect to such accounts receivable after such sale,
(e)    The following definition of “Faurecia” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Faurecia” means Faurecia USA Holdings, Inc., a Delaware corporation.

(f)    The following definition of “Faurecia Supplier Financing Program” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Faurecia Supplier Financing Program” means the Faurecia supplier financing program, whereby the Company or a Subsidiary may sell all or a portion of its accounts receivable owing from Faurecia (or a Subsidiary or Affiliate of Faurecia) to a third party financial institution on terms comparable to other vendors of Faurecia participating in such supplier financing program.

(g)    The definition of “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving A Commitments and (b) $15,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving A Commitments.

(h)    The definition of “Unrestricted Cash” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Unrestricted Cash” means, subject to the limitations in the definition of Incremental Amount, Section 1.03(a) and Section 8.11(d), the aggregate amount of unrestricted cash and Cash Equivalents of the Loan Parties, not to exceed $10,000,000; provided, that, cash and Cash Equivalents of any Loan Party not held in the United States shall be deemed to be “restricted” to the extent that such cash or Cash Equivalents, as the case may be, cannot be repatriated, or adverse tax consequences would result from the repatriation of such cash, to the jurisdiction of organization of such Loan Party; provided, further, that, if at any time the cash and Cash Equivalents of the Dutch Borrower exceed the Total Revolving B Outstandings, thirty-five percent (35%) of such cash and Cash Equivalents of the Dutch Borrower in excess of the Total Revolving B Outstandings shall be considered to be “restricted”.

(i)    The following definition of “Yanfeng” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Yanfeng” means Yanfeng Global Interior Limited.

(j)    The following definition of “Yanfeng Supplier Financing Program” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Yanfeng Supplier Financing Program” means the Yanfeng supplier financing program, whereby the Company or a Subsidiary may sell all or a portion of its accounts receivable owing from Yanfeng (or a Subsidiary or Affiliate of Yanfeng) to a third party financial institution on terms comparable to other vendors of Yanfeng participating in such supplier financing program.

(k)    Section 7.01(a)(ii) of the Credit Agreement is hereby amended to read, “(ii) [reserved]; and”.
(l)    Section 7.01(c) of the Credit Agreement is hereby deleted in its entirety.
(m)    Section 7.02(c)(ii) of the Credit Agreement is hereby amended to read, “(ii) [reserved];”.
(n)    Section 7.03(e) of the Credit Agreement is hereby amended to read as follows:
(a)    (e)    Promptly (and in any event, within three (3) Business Days) deliver to the Administrative Agent notice of entering into any customer supplier financing program (other than the JCI Supplier Financing Program, the Nissan Supplier Financing Program, the Swedish Securitization Transaction, the Faurecia Supplier Financing Program, the Adient Limited Supplier Financing Program and the Yanfeng Global Interior Limited Supplier Financing Program) and a copy of all agreements entered into by the Company or any Subsidiary in connection therewith.
(o)    Section 8.02(o) of the Credit Agreement is hereby amended to read as follows:
(o)    Investments made by the Company after the Fifth Amendment Effective Date in one or more Subsidiaries or joint ventures domiciled in the People’s Republic of China, in an aggregate amount not to exceed $20,000,000.
(p)    Section 8.05(f) of the Credit Agreement is hereby amended to read as follows:
(f) the aggregate net book value of all of the assets sold or otherwise disposed of by the Company and its Subsidiaries in all such transactions (other than Sale and Leaseback Transactions permitted by Section 8.15(b)) occurring during any fiscal year of the Company shall not exceed $5,000,000.
(q)    Section 8.15 of the Credit Agreement is hereby amended to read as follows:
8.15    Sale Leasebacks.
Enter into any Sale and Leaseback Transaction except (a) pursuant to a transaction described in clause (l) of the definition of “Disposition” and permitted by Section 8.05 or (b) for Sale and Leaseback Transactions in an aggregate amount not to exceed $10,000,000 during any consecutive twelve month period.
3.    Release. As a material part of the consideration for Administrative Agent, the L/C Issuer and the Lenders entering into this Agreement, the Loan Parties agree as follows (the “Release Provision”):

(a)    By their signatures below, the Borrowers and the other Loan Parties hereby agree that the Administrative Agent and each of the Lenders, and each of their respective Affiliates, officers, managers, directors, agents, attorneys, representatives and employees, and their respective predecessors, successors and assigns (hereinafter all of the above collectively referred to as the “Bank Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

(b)    Each Loan Party hereby acknowledges, represents and warrants to the Bank Group that:

(i)    such Loan Party has read and understands the effect of the Release Provision. Such Loan Party has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for such Loan Party has read and considered the Release Provision and advised such Loan Party with respect to the same. Before execution of this Agreement, such Loan Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)    such Loan Party is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Such Loan Party acknowledges that the Bank Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)    such Loan Party has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv)    such Loan Party is the sole owner of the claims released by the Release Provision, and such Loan Party has not heretofore conveyed or assigned any interest in any such claims to any other Person.

(c)    Such Loan Party understands that the Release Provision was a material consideration in the agreement of the Administrative Agent, the L/C Issuer and the Lenders to enter into this Agreement.
4.    Conditions Precedent. This Agreement shall become effective upon satisfaction of the following conditions precedent:
(a)    Agreement. Receipt by the Administrative Agent of counterparts of this Agreement executed by the Borrowers, the Guarantors, the L/C Issuer and the Required Lenders.
(b)    Expense Reimbursement/Attorney Costs. The Administrative Agent, the Joint Lead Arrangers, the L/C Issuer and the Lenders shall have been reimbursed for all reasonable and documented out-of-pocket expenses owing to the Administrative Agent, the Joint Lead Arrangers, the L/C Issuer, the Lenders and their counsel (including, for the avoidance of doubt, all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Closing Date).
(c)    Additional Information. Receipt by the Administrative Agent, the L/C Issuer and the Lenders of such additional information and materials which the Administrative Agent, the L/C Issuer and/or any Lender shall reasonably request or require.
5.    Miscellaneous.
(a)    Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Dutch Swing Line Lender or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall constitute a Loan Document. The parties hereto further acknowledge and agree that this Agreement constitutes an amendment to the Credit Agreement made under and in accordance with the terms of Section 11.01 of the Credit Agreement.
(b)    Each Guarantor party hereto (i) hereby acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    The Borrowers and the Guarantors party hereto hereby represent and warrant as follows:
(i)Each of the Loan Parties has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, other than (A) those that have already been obtained and are in full force and effect and (B) those approvals, consents, exemptions, authorizations, actions, notices or filings, to the extent that the failure to obtain the same could not reasonably be expected to have a Material Adverse Effect.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.
(f)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	SHILOH INDUSTRIES, INC.,
a Delaware corporation

By:	/s/ W. Jay Potter
Name:	W. Jay Potter
Title:	Senior Vice President and Chief Financial Officer
SHILOH HOLDINGS NETHERLANDS B.V.,
a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands

By:	/s/ Kenton Bednarz
Name:	Kenton Bednarz
Title:	Director B

By:	/s/ Heleen de Rijk
Name:	Heleen de Rijk
Title:	Director A
GUARANTORS:                SHILOH CORPORATION,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer

GREENFIELD DIE & MANUFACTURING CORP.,
a Michigan corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
JEFFERSON BLANKING INC.,
a Georgia corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer

SHILOH AUTOMOTIVE, INC.,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
SHILOH INDUSTRIES, INC. DICKSON
MANUFACTURING DIVISION,
a Tennessee corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
LIVERPOOL COIL PROCESSING, INCORPORATED,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
MEDINA BLANKING, INC.,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
THE SECTIONAL DIE COMPANY,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
SECTIONAL STAMPING, INC.,
an Ohio corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer

SHILOH DIE CAST LLC,
an Ohio limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
ALBANY-CHICAGO COMPANY LLC,
a Wisconsin limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
SHILOH DIE CAST MIDWEST LLC,
an Ohio limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
SHILOH HOLDINGS INTERNATIONAL, INC.,
a Michigan corporation

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
FMS MAGNUM HOLDINGS LLC,
an Ohio limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer
SHILOH MANUFACTURING LLC,
a Michigan limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer

SHILOH MANUFACTURING HOLDINGS LLC,
an Ohio limited liability company

By:	/s/ Thomas M. Dugan
Name:	Thomas M. Dugan
Title:	Assistant Treasurer

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.,
an Administrative Agent

By:	/s/ Angela Larkin
Name:	Angela Larkin
Title:	Assistant Vice President

LENDER:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender, Dutch Swing Line Lender and L/C Issuer

By:	/s/ Gregory J. Bosio
Name:	Gregory J. Bosio
Title:	Senior Vice President

LENDER:                    JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Erik Barragan
Name:	Erik Barragan
Title:	Authorized Officer

LENDER:                    THE PRIVATE BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Robert Cheffins
Name:	Robert Cheffins
Title:	Associate Managing Director

LENDER:                    ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Mick Tiffany
Name:	Mick Tiffany
Title:	Vice President

LENDER:                    COMPASS BANK,
as a Lender

By:	/s/ Jeffrey Bork
Name:	Jeffrey Bork
Title:	Senior Vice President

LENDER:                    THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Martin H. McGinty
Name:	Martin H. McGinty
Title:	Vice President

LENDER:                    KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Marc Evans
Name:	Marc Evans
Title:	Vice President

LENDER:                    BMO HARRIS BANK N.A.

By:	/s/ Jennifer Wolter
Name:	Jennifer Wolter
Title:	Vice President